UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2007

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

                On November 9, 2007, Celsion Corporation (the “Company”) entered into a Loan and Security Agreement (the “Agreement”) with Manufacturers and Traders Trust Company (“M&T”) pursuant to which M&T will provide a draw-down credit facility to the Company (the “Credit Facility”).  The Company may request advances under the Credit Facility at a rate not to exceed $1,500,000 per month, up to a maximum principal amount under the Credit Facility of $6,500,000.  Each advance is subject to, among other customary conditions, a determination by M&T in its good faith discretion that the Company owns less than $500,000 in cash and other property readily convertible into cash, excluding the cash collateral account referred to below.  Amounts borrowed by the Company under the Credit Facility and repaid may not be re-advanced to the Company.

                The Credit Facility is secured by (i) a $1,000,000 cash collateral account to be held at M&T and (ii) substantially all of the Company’s assets.  The Credit Facility bears interest on the outstanding balance at a rate of the London Interbank Offered Rate plus 2.75%.  Accrued interest on the outstanding balance is payable monthly.  The total outstanding principal and accrued interest balance on the Credit Facility is due and payable on June 21, 2008.

                The Agreement specifies certain events of default, pursuant to which M&T could require immediate repayment by the Company of all outstanding amounts under the Credit Facility.  In addition to customary events of default relating to changes in the operations and financial condition of the Company, in connection with payments due to the Company pursuant to the previously announced sale by the Company of its Prolieve assets to Boston Scientific Corporation (“Boston Scientific”), the Agreement specifies certain events of default relating to changes in the operations and financial condition of Boston Scientific.

                The above description is a summary and is qualified in its entirety by the terms of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                A press release announcing the Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet                                     Arrangement of a Registrant.

                The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Loan and Security Agreement, dated as of November 9, 2007, by and between Celsion Corporation and Manufacturers and Traders Trust Company

99.1	Press Release, dated November 9, 2007, announcing the Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: November 14, 2007	By:	/s/ Paul B. Susie
Paul B. Susie
Interim Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan and Security Agreement, dated as of November 9, 2007, by and between Celsion Corporation and Manufacturers and Traders Trust Company

99.1	Press Release, dated November 9, 2007, announcing the Credit Facility